United States
Securities And Exchange Commission
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 19, 2010
Manhattan Associates, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Georgia	0-23999	58-2373424
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
Incorporation or organization)
2300 Windy Ridge Parkway, Suite 1000, Atlanta, Georgia
30339
(Address of Principal Executive Offices)
(Zip Code)
(770) 955-7070
(Registrant’s telephone number, including area code)
NONE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
     On October 19, 2010, Manhattan Associates, Inc. (the “Company”) issued a press release providing the results for its financial performance for the third quarter and the nine months ended September 30, 2010. A copy of this press release is attached as Exhibit 99.1. Pursuant to General Instruction B.2 of Form 8-K, this exhibit is “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.
     Non-GAAP Financial Measures in the Press Release
     The press release includes, as additional information regarding our operating results, our adjusted operating income, adjusted net income and adjusted earnings per share, which excludes the impact of acquisition-related costs and the amortization thereof, the recapture of previously recognized transaction tax expense, stock option expense, and restructuring charges — all net of income tax effects and unusual tax adjustments. These various measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles in the United States (“GAAP”) and may be different from similarly titled non-GAAP financial measures used by other companies. Non-GAAP financial measures should not be used as a substitute for, or considered superior to, measures of financial performance prepared in accordance with GAAP.
     Adjusted Income and Earnings Per Share
     We believe that these adjusted (non-GAAP) results provide more meaningful information regarding those aspects of our current operating performance that can be effectively managed, and consequently have developed our internal reporting, compensation and planning systems using these measures. Non-GAAP measures used in the press release exclude the impact of acquisition-related costs, transaction tax expense recapture, stock option expense, restructuring charges, and unusual tax adjustments for the following reasons:
•	Because we sporadically engage in acquisitions, we incur acquisition-related costs that consist primarily of expenses from accounting and legal due diligence, whether or not we ultimately proceed with the transaction. Additionally, we might assume and incur certain unusual costs, such as employee retention benefits, that result from arrangements made prior to the acquisition. These acquisition costs are difficult to predict and do not correlate to the expenses of our core operations. We believe our competitors typically present as a non-GAAP measure adjusted net income and adjusted earnings per share that exclude the amortization of acquisition-related intangible assets, and thus we exclude these amortization costs when calculating adjusted net income and adjusted earnings per share to facilitate more relevant and meaningful comparisons of our operating results with that of our competitors.

•	Because we have recognized the full potential amount of the transaction (sales) tax expense in prior periods, any recovery of that expense resulting from the expiration of the state sales tax statutes, the collection of the taxes from our customers or a sales tax audit refund would overstate the current period net income derived from our core operations as the recovery is not a result of anything occurring within our control during the current period.

•	Because stock option expense is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control, the impact of such expense is not subject to effective management by us. We believe excluding the impact of stock option expense in adjusted operating income, adjusted net income and adjusted earnings per share is consistent with similar practice by our competitors and other companies within our industry.

•	We do not believe that the restructuring charge incurred in 2009 related to our reductions in force, or future restructuring charges related to staff reductions, are common costs that result from normal operating activities; rather, we believe these staff rationalizations relate to the extremely depressed economic conditions that have pervaded global markets since 2008. Thus, we have not included these restructuring charges in the assessment of our operating performance.

•	As discussed above, we excluded stock option expense from adjusted non-GAAP results because it is determined in significant part by the trading price of our common stock and the volatility thereof, over which we have no direct control. Therefore, we also excluded the related tax benefit generated upon their disposition.
     For these reasons, we have developed our internal reporting, compensation and planning systems using non-GAAP measures which adjust for these amounts.
     We believe the reporting of adjusted operating income, adjusted net income and adjusted earnings per share facilitates investors’ understanding of our historical operating trends, because it provides important supplemental measurement information in evaluating the operating results of our business, as distinct from results that include items that are not indicative of ongoing operating results, and thus provide the investors with useful insight into our profitability exclusive of unusual adjustments. While these adjusted items may not be considered as non-recurring in nature in a strictly accounting sense, management regards those items as infrequent and not arising out of the ordinary course of business and finds it useful to utilize a non-GAAP measure in evaluating the performance of our underlying core business.
     We also believe that adjusted operating income, adjusted net income and adjusted earnings per share provide a basis for more relevant comparisons to other companies in the industry, enable investors to evaluate our operating performance in a manner consistent with our internal basis of measurement and also present our investors our operating results on the same basis as that used by our management. Management refers to adjusted operating income, adjusted net income and adjusted earnings per share in making operating decisions because we believe they provide meaningful supplemental information regarding our operational performance and our ability to invest in research and development and fund acquisitions and capital expenditures. In addition, adjusted operating income, adjusted net income and adjusted earnings per share facilitate management’s internal comparisons to our historical operating results and comparisons to competitors’ operating results.
     Further, we rely on adjusted operating income, adjusted net income and adjusted net income per share information as primary measures to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans. Since most of our employees are not directly involved with decisions surrounding acquisitions or severance related activities and other items that are not central to our core operations, we do not believe it is appropriate or fair to have their incentive compensation affected by these items.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 13, 2010, the Board of Directors of the Company approved and adopted an amendment to the Amended Bylaws of the Company to add Section 3.9 thereto to establish a mandatory retirement age for directors at age 72.
     The foregoing description of the amendment to the Amended Bylaws is qualified in its entirety by reference to the Amended Bylaws, as amended, a copy of which is attached as Exhibit 3.2 and incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit
Number	Description

3.2	Amended Bylaws of Manhattan Associates, Inc., as amended

99.1	Press Release, dated October 19, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Manhattan Associates, Inc.
By:	/s/ Dennis B. Story
Dennis B. Story
Senior Vice President, Chief Financial Officer and Treasurer

Dated: October 19, 2010

EXHIBIT INDEX

Exhibit
Number	Description

3.2	Amended Bylaws of Manhattan Associates, Inc., as amended

99.1	Press Release, dated October 19, 2010.